Provisions for expected credit losses	6 Months Ended
Mar. 31, 2020
Provisions for expected credit losses
Provisions for expected credit losses

Note 10. Provisions for expected credit losses

Loans and credit commitments

The following table shows the provision for ECL on loans and credit commitments by stage:

	As at	As at	As at	% Mov’t
	31 March	30 Sept	31 March	Mar 20 -	Mar 20 -
$m	2020	2019	2019	Sept 19	Mar 19
Performing - Stage 1	1,181	884	916	34	29
Performing - Stage 2	2,878	1,674	1,711	72	68
Non performing - Stage 3	1,707	1,355	1,358	26	26
Total provision for ECL on loans and credit commitments	5,766	3,913	3,985	47	45
Presented as:
Provision for ECL on loans (Note 9)	5,190	3,608	3,637	44	43
Provision for ECL on credit commitments (Note 14)	576	305	348	89	66
Total provision for ECL on loans and credit commitments	5,766	3,913	3,985	47	45
Of which:
Individually assessed provisions	606	412	433	47	40
Collectively assessed provisions	5,160	3,501	3,552	47	45
Total provision for ECL on loans and credit commitments	5,766	3,913	3,985	47	45

Movement in provision for ECL on loans and credit commitments

			Non-	Collectively	Individually
Consolidated	Performing		performing	assessed	assessed
$m	Stage 1	Stage 2	Stage 3	provisions	provisions	Total
Balance as at 30 September 2018	-	-	-	2,631	422	3,053
Restatement for adoption of AASB 9	877	1,884	1,272	(2,631)	(422)	980
Balance as at 1 October 2018	877	1,884	1,272	-	-	4,033
Transfers to Stage 1	701	(678)	(23)	-	-	-
Transfers to Stage 2	(123)	469	(346)	-	-	-
Transfers to Stage 3	(3)	(290)	293	-	-	-
Business activity during the period	87	(25)	(217)	-	-	(155)
Net remeasurement of provision for ECL	(628)	342	844	-	-	558
Write-offs	-	-	(499)	-	-	(499)
Exchange rate and other adjustments	5	9	34	-	-	48
Balance as at 31 March 2019	916	1,711	1,358	-	-	3,985
Transfers to Stage 1	757	(726)	(31)	-	-	-
Transfers to Stage 2	(119)	487	(368)	-	-	-
Transfers to Stage 3	(2)	(331)	333	-	-	-
Business activity during the period	92	6	(113)	-	-	(15)
Net remeasurement of provision for ECL	(757)	532	803	-	-	578
Write-offs	-	-	(655)	-	-	(655)
Exchange rate and other adjustments	(3)	(5)	28	-	-	20
Balance as at 30 September 2019	884	1,674	1,355	-	-	3,913
Transfers to Stage 1	600	(583)	(17)	-	-	-
Transfers to Stage 2	(131)	466	(335)	-	-	-
Transfers to Stage 3	(2)	(334)	336	-	-	-
Business activity during the period	120	114	(50)	-	-	184
Net remeasurement of provision for ECL	(297)	1,527	911	-	-	2,141
Write-offs	-	-	(537)	-	-	(537)
Exchange rate and other adjustments	7	14	44	-	-	65
Balance as at 31 March 2020	1,181	2,878	1,707	-	-	5,766

The following table provides further details of the provision for ECL by class and stage:

			Non-
	Performing		performing
$m	Stage 1	Stage 2	Stage 3	Total
Housing	154	324	570	1,048
Personal	256	535	254	1,045
Business	506	852	534	1,892
Balance as at 31 March 2019	916	1,711	1,358	3,985
Housing	163	354	591	1,108
Personal	268	459	248	975
Business	453	861	516	1,830
Balance as at 30 September 2019	884	1,674	1,355	3,913
Housing	195	544	583	1,322
Personal	267	562	319	1,148
Business	719	1,772	805	3,296
Balance as at 31 March 2020	1,181	2,878	1,707	5,766

Impact of COVID-19 on the provision for ECL for the half year ending 31 March 2020

COVID-19 has had a significant impact on global and domestic economies and, as such, many of the Group’s customers.

The current and prospective rapid deterioration in the economy due to COVID-19 has resulted in a significant increase in the provision for ECL.

The following table attributes the net remeasurement of provision for ECL for the period.

$m	Consolidated
Modelled provision for ECL using updated economic inputs / weightings	1,135
COVID-19 overlay	446
Impact of COVID-19 on the provision for ECL as at 31 March 2020	1,581
Other net movements	560
Total net remeasurement of the provision for ECL for the half year ending 31 March 2020	2,141

Details of these changes, which are based on reasonable and supportable information up to the date of this report are provided below.

Modelled provision for ECL

The modelled provision for ECL is a probability weighted estimate based on three scenarios which together are representative of the Group’s view of the forward-looking distribution of potential loss outcomes. The increase in provisions as a result of changes in modelled ECL are reflected through the “net remeasurement of provision for ECL” line in the “movement in provision for ECL on loans and credit commitments” table. Of the $2,141 million, total remeasurement in provisions, $1,135 million relates to updates made to the modelling inputs to address the COVID-19 impacts on the Group’s customers.  “Other net movements” includes changes in modelling inputs and portfolio changes not related to COVID-19 including migration from stage 2 (performing) to stage 3 (non performing).

The base case scenario uses current Westpac Economics forecasts and reflects the latest available macroeconomic view which shows a deterioration in the short term, with a subsequent recovery. The latest view considers both the economic and societal impacts of COVID-19, the Australian Government stimulus measures implemented to cushion the impacts, including the JobKeeper package and the New Zealand Government stimulus package. The Westpac Australian Economics forecast assumes the following:

•

a  short-term contraction in annual GDP of 8.2% in June 2020 quarter improving to a contraction of 5% over the remainder of 2020 and a recovery to positive growth of 4% over 2021, moderating to growth of  2.7% in the year to June 2022;

•

a  rapid decline in the commercial property price index incorporating a significant peak to trough fall from first quarter 2020 to first quarter 2021, returning to positive growth in first quarter 2022;

•	a decline of 10%-15% in residential property prices over 2020 with a further fall of approximately 5% in 2021. By June 2021 house property prices are assumed to stabilise; and
•	a short-term increase in the unemployment rate to 9%, reducing to 7% by the end of 2020.

The downside scenario is a more severe scenario with expected credit losses higher than those under the current base case scenario.  The more severe loss outcome for the downside is generated under a recession scenario in which the combination of negative GDP growth, declines in commercial and residential property prices and an increase in the unemployment rate simultaneously impact expected credit losses across all portfolios from the reporting date. The assumptions in this scenario and relativities to the base case scenario will be monitored having regard to the emerging economic conditions and updated where necessary. The upside scenario represents a modest improvement to the base case.

The following sensitivity table shows the reported provision for ECL based on the probability weighted scenarios and what the provisions for ECL would be assuming a 100% weighting is applied to the base case scenario and to the downside scenario (with all other assumptions, including customer risk grades, held constant).

$m	Consolidated
Reported probability-weighted ECL	5,766
100% base ECL	4,476
100% downside ECL	7,902

The following table indicates the weightings applied by the Group at 31 March 2020, 30 September 2019 and 31 March 2019:

Macroeconomic scenario weightings (%)	31 March 2020	30 Sept 2019	31 March 2019
Upside	5	10	10
Base	55	62.5	65
Downside	40	27.5	25

The increase in weighting to the downside scenario since 30 September 2019 reflects the significant risk regarding the economic assumptions used in the base case. In particular, the current base case economic forecast indicates a relatively short and sharp economic impact followed by a subsequent recovery. There is a risk that the economic impacts of COVID-19 could be deeper or more prolonged which would result in higher credit losses than those modelled under the base case.

The COVID-19 pandemic is leading to material structural shifts in the behaviour of the economy and customers, and  unprecedented actions by banks, governments and regulators in response. ECL models are expected to be subject to a higher than usual level of uncertainty during this period. In this environment there is a heightened need for the application of judgement in order to reflect these evolving relationships and risks.

This judgement has been applied in the form of the revision to scenario weightings and a COVID-19 overlay.

COVID-19 overlay

While the impacts on the broad economy are included in the assumptions used in the economic scenarios and the weightings applied to these scenarios, these general economy wide impacts will not reflect the specific impact on individual customers. As the full impacts of the COVID-19 pandemic were yet to be felt at the balance date, the Group is yet to see the anticipated increase in delinquencies, downgrades and defaults. As these likely future downgrades are not currently captured in the modelled outcome, the Group has specifically considered the likely industry specific and retail customer impacts and raised a $446 million overlay in addition to the modelled provision.

The COVID-19 overlay reflects that the ECL model does not yet fully capture loans and credit commitments for which there has been a significant increase in credit risk as a result of COVID-19, as we have not yet observed any significant impact to customer credit ratings. We expect that the treatment of these loans and credit commitments will evolve as the situation unfolds and more data  is available to model or understand the credit risk/loss implications from the COVID-19 pandemic and the mitigating impact of government stimulus packages. Over time we expect this overlay to reduce as the impact will be better reflected in the modelled outcome.

We note that while deferral of payments by customers in hardship arrangements is generally treated as an indication of a  significant increase in credit risk (SICR), the deferral of payments under the current COVID-19 support packages for mortgages and business loans has not, in isolation, been treated as an indication of SICR. These packages are available to customers who have had income losses as a result of COVID-19 and who otherwise had up to date payment status prior to the onset of COVID-19. The relief packages allow for a deferral of payments for a short term. During this period, the deferred interest will be capitalised and the deferred principal along with the capitalised interest, will be repaid over the remaining term of the loan. These packages have been designed to provide short-term cash flow support while the most significant COVID-19 restrictions are in place. As these are expected to be short-term in nature there is an expectation that most customers making use of the arrangements will subsequently return to normal trading or employment arrangements. Accordingly, at this stage, we do not consider that customers making use of the packages have necessarily experienced a significant increase in credit risk as this assessment is based on changes in lifetime probability of default. This is consistent with the ‘IFRS 9 and COVID-19’ guidance issued by the IASB on 27 March 2020.

The Group will reassess this treatment as the situation evolves and the longer-term impacts of the COVID-19 pandemic become clearer. Beyond the specific COVID-19 support packages it is likely that some customers will move into general hardship arrangements and will thus be treated as having experienced a SICR.

As an alternative to treating all customers who are making use of the COVID-19 support packages as having experienced a significant increase in credit risk, the Group has considered the likely impacts at a portfolio level and raised a provision for lifetime ECL for our business and retail segments where a SICR has likely occurred as described below.

Business lending (including institutional)

Industry segments have been rated as high, medium or low risk based on the likely economic impact of COVID-19 on that industry based on judgement. The Group has assessed that the most severely impacted customers are those in industries impacted by social distancing, travel, supply chain disruption, and industries adjacent to these. The high impacted industries include transport, manufacturing, retail trade, entertainment and hospitality, travel, tourism, food and beverage. The most significant second order impacts are on commercial real estate and construction.

In determining which exposures in high and medium rated industries should be included in determining the ECL overlay we have considered factors such as whether exposures are investment or non-investment risk grade, potential to raise capital or attract additional funding and capacity to take other measures to support their businesses. We considered the increase in provisions that would arise if we were to increase the modelled provisions for these customers to the expected lifetime ECL (stage 2) in significantly stressed macroeconomic conditions using current customer risk grades. For the medium rated industries, a similar comparison was performed to consider the increase in a 12-month ECL (stage 1) in moderately stressed macroeconomic conditions. We then applied judgement to estimate the necessary increase in provisions.

Based on this judgement we have identified $54.1 billion of high rated business portfolio exposures on which a lifetime ECL overlay has been determined. This has resulted in a  $257 million overlay for high rated industries which is included in stage 2 provisions. A $41 million overlay for medium rated industries is included in stage 1 provisions.

The judgements and assumptions used in estimating the overlays will be reviewed and refined as the COVID-19 pandemic evolves. We expect the overlay to be reduced as we observe customer risk grade migration through the portfolio.

Retail lending

The structural increase in long term unemployment is expected to result in longer term increases in stage 2 balances and losses. A portfolio level increase in the stage 2 population of 2% for Australian retail and 2.5% for New Zealand retail (representing the expected medium-term increase in unemployment) is assumed to derive this overlay. This approach assumes that the Group’s customer base is representative of the wider community and reflects that whilst individual customer impacts are not yet reflected in customer credit scores there has been a SICR for a proportion of the portfolio.

We have identified $11.5 billion of retail exposures on which a lifetime ECL overlay has been determined. This has resulted in a $57 million overlay which is included in stage 2 provisions.

It is important to note that the $65.6 billion of exposures for business and retail portfolios referred to in determining the ECL overlay are still performing. While some of these exposures may experience a credit deterioration in the future others will not.

In addition to the above items, we also considered whether other modelled outcomes reflect expected future losses in the current climate. A further overlay of $91 million has been raised on retail portfolios to adjust modelled provisions on the basis that the models do not currently capture expected impacts of COVID-19 on collections and auto finance asset prices or expected changes to the traditional delinquency trends in personal lending in the current circumstances.

Investment Securities – debt securities

The following tables reconcile the provision for ECL on debt securities.

		Debt
	Debt	securities at
	securities at	amortised	Total debt
$m	FVOCI[1]	cost	securities
Balance as at 30 September 2018	-	-	-
Restatement for adoption of AASB 9	2	9	11
Balance as at 1 October 2018	2	9	11
Stage 1 - change in the provision during the period	-	1	1
Balance as at 31 March 2019	2	10	12
Stage 1 - change in the provision during the period	-	(1)	(1)
Balance as at 30 September 2019	2	9	11
Stage 1 - change in the provision during the period	1	10	11
Stage 2 - change in the provision during the period	-	3	3
Balance as at 31 March 2020	3	22	25
1.

Impairment on debt securities at FVOCI is recognised in the income statement with a corresponding amount in other comprehensive income (refer to Note 15). There is no reduction of the carrying value of the debt securities which remains at fair value.

Reconciliation of impairment charges

	Half Year	Half Year	Half Year
	March	Sept	March
$m	2020	2019	2019
Provisions raised
Net changes in provisions	2,338	562	404
Recoveries	(100)	(101)	(71)
Impairment charges	2,238	461	333
of which relates to:
Loans and credit commitments	2,224	462	332
Debt securities at FVOCI[1]	1	-	-
Debt securities at amortised cost	13	(1)	1
Impairment charges	2,238	461	333
1.

Impairment on debt securities at FVOCI is recognised in the income statement with a corresponding amount in other comprehensive income (refer to Note 15). There is no reduction of the carrying value of the debt securities which remains at fair value.